Write-Down and Loss on Sale of Vessels Write-Down and Loss on Sale of Vessels	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Write-Down and Loss on Sale of Vessels
Write-Down and Loss on Sale of Vessels

a)
During February and March 2016, Centrofin Management Inc. (or Centrofin), the charterer for both the Bermuda Spirit and Hamilton Spirit Suezmax tankers, exercised its option under the charter contracts to purchase both vessels. As a result of Centrofin’s acquisition of the vessels, the Partnership recorded a $27.4 million loss on the sale of the vessels and associated charter contracts in the first quarter of 2016. The Bermuda Spirit was sold on April 15, 2016 and the Hamilton Spirit was sold on May 17, 2016. The Partnership used the total proceeds of $94.3 million from the sales primarily to repay existing term loans associated with these vessels.

b)
On November 30, 2016, the Partnership reached an agreement to sell the Asian Spirit Suezmax tanker for net proceeds of $20.6 million and as a result, recorded an $11.5 million impairment on the write-down of the vessel. Delivery of the vessel to the new owner occurred on March 21, 2017. The Partnership used the net proceeds from the sales primarily to repay existing term loans associated with the vessel. As at December 31, 2016, the vessel was classified as held for sale in the Partnership’s consolidated balance sheets.